UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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TORRID HOLDINGS INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

TORRID HOLDINGS INC.

2022 Annual Meeting

Vote by June 01, 2022 11:59 PM ET. For shares held in a Plan, vote by May 27, 2022 11:59 PM ET.

TORRID HOLDINGS INC.
18501 E SAN JOSE AVE
CITY OF INDUSTRY
CALIFORNIA 91748

You invested in TORRID HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 02, 2022.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 02, 2022
11:00 AM PDT

Company Headquarters
18501 East San Jose Avenue
City of Industry, California 91748

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	DIRECTOR NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING AT THE FISCAL YEAR 2025 ANNUAL MEETING. **Nominees:**	
1a.	Lisa Harper	For
1b.	Stefan L. Kaluzny	For
2.	THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JANUARY 28, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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